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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                               ----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                  May 15, 1997

                               ----------------

                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-17270                      75-2231415
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


             5001 Spring Valley Road
             Dallas, Texas                                           75244
    (Address of principal executive offices)                       (Zip Code)

(Registrant's telephone number, including area code):  (972)960-4611
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Item 7. Financial Statements and Exhibits.

The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended April 30, 1997.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended April 30, 1997.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JCP RECEIVABLES, INC.


Date:  May 15, 1997                     By:  /s/ Catherine A. Walther
                                           ----------------------------------
                                                 Catherine A. Walther
                                                 President
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                               INDEX TO EXHIBITS

Exhibit
Number                          Exhibit
-------                         -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended April 30, 1997.

99.2 Monthly Certificateholders' Statement - Series C for the month ended April 30, 1997.